UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 16, 2019
____________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 16, 2019, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	216,165,888	495,626	353,199	42,482,112
Michael J. Cavanagh	214,484,118	2,192,959	337,636	42,482,112
Christopher M. Connor	216,123,053	536,135	355,525	42,482,112
Brian C. Cornell	207,983,143	8,694,423	337,147	42,482,112
Greg Creed	216,172,128	497,272	345,313	42,482,112
Tanya L. Domier	216,224,599	481,166	308,948	42,482,112
Mirian M. Graddick-Weir	214,840,582	1,853,869	320,262	42,482,112
Thomas C. Nelson	209,615,871	7,047,284	351,558	42,482,112
P. Justin Skala	216,228,331	426,179	360,203	42,482,112
Elane B. Stock	216,277,723	424,216	312,774	42,482,112
Robert D. Walter	212,724,763	3,934,467	355,483	42,482,112

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2019 was approved based upon the following votes:

Votes for approval	252,533,930
Votes against	6,495,233
Abstentions	467,662
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	207,235,764
Votes against	8,379,216
Abstentions	1,399,733
Broker non-votes	42,482,112

4.The shareholder proposal regarding issuance of a report on renewable energy was withdrawn by the proponent and consequently not presented at the annual meeting.

5.The shareholder proposal regarding issuance of annual reports on efforts to reduce deforestation was not approved based upon the following votes:

Votes for approval	67,846,706
Votes against	143,830,242
Abstentions	5,337,765
Broker non-votes	42,482,112

6.The shareholder proposal regarding issuance of a report on sustainable packaging was not approved based upon the following votes:

Votes for approval	71,108,861
Votes against	140,619,431
Abstentions	5,286,421
Broker non-votes	42,482,112

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 21, 2019	/s/ John P. Daly
Vice President and
Associate General Counsel